Exhibit 99.7
                                                                     [Execution]

              TWENTY-NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS TWENTY-NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of November 25, 2003, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC"), KEYSTONE INTERNET SERVICES, LLC, a Delaware limited liability company ("KIS LLC"), and THE COMPANY STORE GROUP, LLC, a Delaware limited liability company ("CSG LLC"; and, together with Brawn, GBM, Gump's, Hanover Realty, TCS Factory, TCS Office, Silhouettes LLC, HCS LLC, Domestications LLC and KIS LLC, collectively, "Borrowers" and each, individually, a "Borrower"), HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down LLC"), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse LLC"), D.M. ADVERTISING, LLC, a Delaware limited liability company ("DM Advertising LLC"), AMERICAN DOWN & TEXTILE, LLC, a Delaware limited liability company ("ADT LLC"), and HANOVER GIFTS, INC., a Virginia corporation ("Hanover Gifts"; and, together with Hanover, HHFG LLC, Clearance World, Scandia Down LLC, LaCrosse LLC, DM Advertising LLC and ADT LLC, collectively, "Guarantors" and each, individually, a "Guarantor").


                              W I T N E S S E T H:
                             - - - - - - - - - - -

         WHEREAS, Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security

Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000, the Fifteenth Amendment to Loan and Security Agreement, dated as of March 24, 2000, the Sixteenth Amendment to Loan and Security Agreement, dated as of August 8, 2000, the Seventeenth Amendment to Loan and Security Agreement, dated as of January 5, 2001, the Eighteenth Amendment to Loan and Security Agreement, dated as of November 12, 2001, the Nineteenth Amendment to Loan and Security Agreement, dated as of December 18, 2001 (as amended hereby, the "Nineteenth Amendment to Loan Agreement"), the Twentieth Amendment to Loan and Security Agreement, dated as of March 5, 2002, the Twenty-First Amendment to Loan and Security Agreement, dated as of March 21, 2002, the Twenty-Second Amendment to Loan and Security Agreement, dated as of August 16, 2002, the Twenty-Third Amendment to Loan and Security Agreement, dated as of December 27, 2002, the Twenty-Fourth Amendment to Loan and Security Agreement, dated as of February 27, 2003, the Twenty-Fifth Amendment to Loan and Security Agreement, dated as of April 21, 2003, the Twenty-Sixth Amendment to Loan and Security Agreement, dated as of August 29, 2003, the Twenty-Seventh Amendment to Loan and Security Agreement, dated as of October 31, 2003, and the Twenty-Eighth Amendment to Loan and Security Agreement, dated as of November 4, 2003 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers;

         WHEREAS, Borrowers and Guarantors and Lender have agreed that, subject to the terms and conditions contained herein, A. Hanover may exchange approximately 1,622,111 shares of its Series B Preferred Stock from Chelsey Direct, LLC together with any transferee of the Series C Participating Preferred Stock to the extent permitted by the Financing Agreements ("Chelsey") in consideration of the issuance by Hanover of approximately 564,819 shares of its Series C Participating Preferred Stock and 81,857,833 shares of its Common Stock (the "New Common Shares") to Chelsey, and B. after Lender has implemented all Asset Sale Lending Adjustments, Hanover may repurchase, redeem or retire shares of its Series C Participating Preferred Stock (as hereinafter defined) owned by Chelsey using a portion of the Net Proceeds (as hereinafter defined) from any Asset Sales consummated after the implementation of all Asset Sale Lending Adjustments;

         WHEREAS, Borrowers, Guarantors and Lender have also agreed to amend the amounts of Consolidated Working Capital and Consolidated Net Worth that Hanover and its Subsidiaries are required to maintain and make certain other amendments to the Loan Agreement and the other Financing Agreements; and

         WHEREAS, the parties to the Loan Agreement desire to enter into this Amendment to evidence and effectuate such consents, amendments and agreements, and certain other amendments to the Financing Agreements relating thereto, in each case subject to the terms and conditions and to the extent set forth herein;

         NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions.


           (a) Additional Definitions. As used herein or in any of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

             (i) "Certificate of Designation of the Series C Preferred Stock" shall mean the Certificate of the Designations, Powers, Preferences and Rights of Series C Participating Preferred Stock of Hanover Direct, Inc. to be filed with the Delaware Secretary of State in connection with the Series C Participating Preferred Offering, as the same will exist on the execution and delivery date thereof or may thereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

             (ii) "Series C Participating Preferred Agreements" shall mean, collectively (as the same will exist on the execution and delivery date thereof and as may thereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (A) the Certificate of Designation of the Series C Participating Preferred Stock, (B) the Series C Participating Preferred Recapitalization Agreement, and (C) all related agreements, documents and instruments to be executed, delivered or filed in connection with, or otherwise evidencing, the Series C Participating Preferred Offering.

             (iii) "Series C Participating Preferred Offering" shall mean the proposed exchange by Hanover of approximately 1,622,111 shares of its Series B Preferred Stock from Chelsey in consideration of the issuance by Hanover to Chelsey of approximately 564,819 shares of Series C Participating Preferred Stock of Hanover and approximately 81,857,833 shares of its Common Stock in accordance with the terms and conditions of the Series C Participating Preferred Recapitalization Agreement.

             (iv) "Series C Participating Preferred Recapitalization Agreement" shall mean the Recapitalization Agreement, dated as of November 18, 2003, between Chelsey and Hanover, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

             (v) "Series C Participating Preferred Stock" shall mean the Capital Stock of Hanover consisting of the Series C Participating Preferred Stock issued pursuant to the Series C Participating Preferred Offering as set forth in the Series C Participating Preferred Agreements.

             (vi) "Special Series C Preferred Availability Reserve" shall have the meaning given in Section 4 hereof.

           (b) Amendments to Definitions.

             (i) Consolidated Net Worth. All references to the term "Consolidated Net Worth" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended by deleting each reference to the term "Series B Participating Preferred Stock" in clause
(f) of the definition thereof and replacing each such reference with the term "Series C Participating Preferred Stock".

             (ii) EBITDA. All references to the term "EBITDA" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended by adding the following sentence to the end of such term:

                  "For purposes of this definition, EBITDA for any
             period (i) shall include all cash payments, charges or expenditures made by any Borrower or Guarantor in connection with the Series C Participating Preferred Offering pursuant to the Series C Participating Preferred Agreements for such period (to the extent deducted in the computation of Consolidated Net Income), all in accordance with GAAP and (ii) shall exclude any non-cash payments, charges and expenditures made by any Borrower or Guarantor in connection with the Series C Participating Preferred Offering pursuant to the Series C Participating Preferred Agreements, all in accordance with GAAP, only if such exclusions are approved in writing by Lender in its good faith judgment."

           (c) Proposed Amendments to Financial Covenants. Without limiting the provisions of Section 6.18(a) of the Loan Agreement, within thirty (30) days after the date hereof, Hanover shall deliver to Lender (i) pro forma projections of Hanover and its Subsidiaries based on accounting treatment discussed with the independent certified public accountants of Hanover for fiscal year 2004, which projections shall set forth in reasonable detail the effects of the Series C Participating Preferred Offering, together with such supporting documents and information as Lender may reasonably request, and (ii) proposed minimum amounts of Consolidated Net Worth, Consolidated Working Capital and EBITDA which Hanover and its Subsidiaries shall be required to maintain after taking into account the effects of the Series C Participating Preferred Offering. Based on its review of the impact of the pro forma adjustments on such projections and proposed minimum amounts, Lender may in its sole discretion, but shall be under no obligation to, amend the minimum amounts of Consolidated Net Worth, Consolidated Working Capital and EBITDA that Hanover and its Subsidiaries shall be required to maintain.

           (d) Interpretation. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

         2. Series C Participating Preferred Offering.

           (a) Subject to the terms and conditions contained in this Amendment, Lender hereby consents to (i) the execution, delivery and performance by Hanover of the Series C Participating Preferred Agreements and (ii) the redemption by Hanover of its Series B Preferred Stock held by

Chelsey in consideration of the issuance by Hanover to Chelsey of the Series C Participating Preferred Stock and the New Common Shares pursuant to the Series C Participating Preferred Offering and the transactions contemplated thereby, so long as each of the following conditions shall have been satisfied as determined by Lender:

             (i) the terms and conditions of the Series C Participating Preferred Offering are satisfactory to Lender and all of the Series C Participating Preferred Agreements in the form delivered to Lender on the date hereof are satisfactory to Lender;

             (ii) Lender shall have received, in form and substance satisfactory to Lender, true, correct and complete photocopies of all of the Series C Participating Preferred Agreements within five (5) days of the date of the closing of Series C Participating Preferred Offering;

             (iii) Neither the execution and delivery of the Series C Participating Preferred Agreements or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof (A) shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (B) shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or
(C) shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor;

             (iv) Lender shall have received, in form and substance satisfactory to Lender (A) Secretary's or Assistant Secretary's Certificates of Directors' Resolutions evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Hanover with respect to the Series C Participating Preferred Offering and the Series C Participating Preferred Agreements and (B) the opinion of counsel to Hanover delivered to Chelsey with respect to the Series C Participating Preferred Offering and the Series C Participating Preferred Agreements, upon which Lender shall be expressly permitted to rely;

             (v) each of Borrowers and Guarantors shall have delivered, or have caused to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of the Series C Participating Preferred Offering, which any Borrower or Guarantor is required to obtain from any other Person in connection with the transactions contemplated by the Series C Participating Preferred Agreements, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender;

             (vi) except as set forth in Section 7(a) hereof, as of the date of the closing of Series C Participating Preferred Offering and after giving effect thereto, no Event of Default or Incipient Default shall exist or have occurred and be continuing; and

             (vii) the closing of Series C Participating Preferred Offering shall have occurred on or before February 29, 2004, or such later date as Lender may agree to in writing.

           (b) Effective on the effective date Lender determines that the conditions set forth in Section 2(a) hereof have been satisfied, Borrowers and Guarantors hereby acknowledge, confirm and agree that, notwithstanding anything to the contrary that may be contained in Sections 6.3, 6.5 and 6.6 of the Loan Agreement or in any other provisions of the Loan Agreement or in any of the other Financing Agreements, or in any of the Series C Participating Preferred Agreements, without the prior written consent of Lender, Borrowers and Guarantors shall not, and shall not permit any of their Subsidiaries, directly or indirectly, to make any loans, advances, dividends, redemptions or other payments in respect of the Capital Stock of Hanover consisting of the Series C Participating Preferred Stock, whether in cash, property or otherwise; provided, that,

             (i) Hanover may make dividend payments in Capital Stock, but not cash, to the holders of the Series C Participating Preferred Stock, so long as each of the following conditions shall have been satisfied as determined by
Lender:

               (A) the declaration and payment of such dividends (1) shall not violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental authority, (2) shall not conflict with or result in the breach of, or constitute a default under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or (3) shall not violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor; and

               (B) as of the date of the declaration and payment of such dividends and after giving effect thereto, no Event of Default or Incipient Default shall exist or have occurred and be continuing.

             (ii) Hanover may, subject to the terms and conditions contained herein, repurchase, redeem or retire in cash, Capital Stock consisting of the Series C Participating Preferred Stock, so long as each of the following conditions shall have been satisfied as determined by Lender:

               (A) Lender shall have received at least ten (10) Banking Days' prior written notice of the intention of Hanover to repurchase, redeem or retire any of the Series C Participating Preferred Stock, which notice shall set forth the proposed number of shares Hanover intends to repurchase, redeem or retire, the price per share, the aggregate purchase price of such shares and such other information related thereto that Lender may reasonably request;

               (B) no such repurchases, redemptions or retirements of Series C Participating Preferred Stock shall be permitted until all of the Asset Sale Lending Adjustments have been implemented by Lender;

               (C) Excess Availability of Borrowers for each of the immediately preceding thirty (30) days before any such repurchase, redemption or retirement shall have been not less than $10,000,000 and on the date of any such repurchase, redemption or retirement and after giving effect thereto, Excess Availability of Borrowers shall be not less than $10,000,000;

               (D) Borrowers and Guarantors shall furnish to Lender, upon Lender's request, any agreements, documents or instruments evidencing or relating to any such repurchases, redemptions or retirements of Series C Participating Preferred Stock;

               (E) any such repurchase, redemption or retirement of Series C Participating Preferred Stock shall be paid using only Net Proceeds of Asset Sales and not any other funds of Borrower or Guarantor and shall be paid with legally available funds therefor;

               (F) the aggregate amount of all repurchases, redemptions and retirements of such Capital Stock shall not exceed the amount of the Net Proceeds derived from the Asset Sales after application of the Net Proceeds as provided in Section 3 hereof and the implementation of all Asset Sale Lending Adjustments by Lender;

               (G) any such repurchase, redemption or retirement (1) shall not violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental authority, (2) shall not conflict with or result in the breach of, or constitute a default under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or (3) shall not violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor; and

               (H) as of the date of any such repurchase, redemption or retirement of such Capital Stock and after giving effect thereto, no Event of Default or Incipient Default shall exist or have occurred and be continuing.

             (iii) Borrowers, Hanover and the other Guarantors shall not amend, modify or supplement any of the Series C Participating Preferred Agreements without the prior written consent of Lender.

           (c) Subject to the terms and conditions contained herein and in the Loan Agreement and in the other Financing Agreements, and notwithstanding anything to the contrary contained in Section 6.6 of the Loan Agreement, Hanover may pay on behalf of Chelsey the amount of United States withholding taxes required to be paid under the IRC on the preferred dividend accretion on the Series C Participating Preferred Stock held by Chelsey (calculated based upon the amount of withholding taxes that would be due and payable from consolidated earnings and profits of Hanover and its Subsidiaries) in accordance with the terms and conditions of the tax indemnification provisions of the Series C Preferred Participating Agreements (as in effect on the date of execution and delivery thereof). Hanover agrees to provide Lender with five (5) Banking Days' written notice prior to the date Hanover is required to pay such withholding tax in accordance with the IRC (or such later date as Hanover may be required to make such payment in accordance with the IRC), together with any information or materials related to such payment that Lender may reasonably request.

         3. Application of Proceeds from Asset Sales. Section 4 of the Nineteenth Amendment to Loan Agreement is hereby deleted in its entirety and replaced with the following:

           (a) Upon receipt of the Net Proceeds of any Asset Sale, Lender shall prior to an Event of Default that has occurred and is continuing apply such Net Proceeds as follows:

             (i) first, to pay the Obligations of the Borrower or Guarantor whose assets are being sold pursuant to such Asset Sale in the amount equal to the amount of the Obligations consisting of Revolving Loans then outstanding of such Borrower or Guarantor and to hold as cash collateral for the Obligations of such Borrower or Guarantor an amount equal to one hundred and ten percent (110%) (or such greater amount in accordance with Lender's policies and practices) of the Letter of Credit Accommodations then outstanding of such Borrower or Guarantor;

             (ii) second, to pay the Obligations of Borrowers and Guarantors in such order and manner as Lender may determine in its sole discretion to give effect to any Asset Sale Lending Adjustment; and

             (iii) third, after all Asset Sale Lending Adjustments have been implemented by Lender, to pay the Obligations of Borrowers and Guarantors in such order and manner as Lender may determine in its sole discretion (other than a prepayment of any of the Term Loans), and immediately thereafter, the full remaining amount of such proceeds after application pursuant to clauses (i) and
(ii) of this Section 3(a) shall be credited on a dollar for dollar basis to the loan account(s) of Revolving Loan Borrowers for purposes of determining the amount of Revolving Loans that may be made available to Revolving Loan Borrowers in accordance with the terms and conditions of the Loan Agreement to then be used, subject to the conditions set forth in Section 2 hereof and in the Loan Agreement and the other Financing Agreements, for the purpose of repurchasing, redeeming or retiring shares of the Series C Participating Preferred Stock held by Chelsey to the extent that Hanover may be required to repurchase, redeem or retire such shares in accordance with the terms and conditions of the Series C Participating Preferred Agreements as in effect on the date of execution and delivery thereof.

           (b) After an Event of Default that has occurred and is continuing, Lender may apply Net Proceeds of any Asset Sales to any of the Obligations of Borrowers and Guarantors in whatever order and manner Lender may in its discretion determine.

         4. Special Series C Preferred Availability Reserve.

           (a) Effective on the date hereof, in addition to any existing or future availability reserves that may be in effect on the date hereof or established from time to time, Lender may establish and maintain an availability reserve against the amount of Revolving Loans and Letter of Credit Accommodations otherwise determined by Lender to be available to Revolving Loan Borrowers under the Loan Agreement and the other Financing Agreements in the amount equal to $1,500,000 (the "Special Series C Preferred Availability Reserve").

           (b) The Special Series C Preferred Availability Reserve established in accordance with this Section 4 is in addition to, and not in limitation of, all other existing availability reserves and the rights of Lender from time to time to establish other and further reserves against the availability of Revolving Loans and Letter of Credit Accommodations under the Loan Agreement and the other Financing Agreements.

         5. Consolidated Working Capital. Section 6.19(d) of the Loan Agreement is hereby deleted in its entirety and replaced with a new Section 6.19(d) and a new Section 6.19(e) is hereby added, as follows:

                      "(d) Hanover shall, commencing with the fiscal month ending January 2003, and for each fiscal month thereafter through and including the fiscal month ending December 2003, maintain Consolidated Working Capital, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each such fiscal month:

                      Period                                         Amount
                      ------                                         ------
                      January 2003                                $11,000,000
                      February 2003                               $10,000,000
                      March 2003                                  $14,000,000
                      April 2003                                  $14,000,000
                      May 2003                                    $13,000,000
                      June 2003                                   $13,000,000
                      July 2003                                   $13,000,000
                      August    2003                              $17,000,000
                      September 2003                              $15,000,000
                      October 2003                                $17,000,000
                      November 2003                               $16,500,000
                      December 2003                               $16,500,000

                      (e) Hanover shall, commencing with the fiscal month ending January 2004, and for each fiscal month thereafter in any fiscal year thereafter, maintain Consolidated Working Capital, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each such fiscal month:

                      Period                                         Amount
                      ------                                         ------
                      January                                     $12,500,000
                      February                                    $11,500,000
                      March                                       $15,500,000
                      April                                       $15,500,000
                      May                                         $14,500,000
                      June                                        $14,500,000
                      July                                        $14,500,000
                      August                                      $18,500,000
                      September                                   $16,500,000
                      October                                     $18,500,000

                      Period                                         Amount
                      ------                                         ------
                      November                                    $16,500,000
                      December                                    $16,500,000"

         6. Consolidated Net Worth. Section 6.20(d) of the Loan Agreement is hereby deleted in its entirety and replaced with a new Section 6.20(d) and a new
Section 6.20(e) is hereby added, as follows:

                  "(d) Hanover shall, commencing with the fiscal month ending January 2003 and for each fiscal month thereafter through and including the fiscal month ending December 2003, maintain Consolidated Net Worth, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each such fiscal month:

                      Period                                         Amount
                      ------                                         ------

                      January 2003                                $26,000,000
                      February 2003                               $25,800,000
                      March 2003                                  $26,800,000
                      April 2003                                  $27,700,000
                      May 2003                                    $27,800,000
                      June 2003                                   $27,800,000
                      July 2003                                   $27,600,000
                      August 2003                                 $27,000,000
                      September 2003                              $27,000,000
                      October 2003                                $27,000,000
                      November 2003                               $29,300,000
                      December 2003                               $32,500,000

                  (e) Hanover shall, commencing with the fiscal month ending January 2004 and for each fiscal month thereafter in any fiscal year thereafter, maintain Consolidated Net Worth, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each such fiscal month:

                      Period                                         Amount
                      ------                                         ------

                      January                                     $27,500,000
                      February                                    $27,300,000
                      March                                       $28,300,000
                      April                                       $29,200,000
                      May                                         $29,300,000
                      June                                        $29,300,000
                      July                                        $29,100,000
                      August                                      $28,500,000
                      September                                   $28,500,000

                      Period                                         Amount
                      ------                                         ------
                      October                                     $28,500,000
                      November                                    $29,300,000
                      December                                    $32,500,000"

         7. Waiver of Event of Default

           (a) Subject to the satisfaction of each of the conditions precedent set forth herein, Lender hereby waives any Event of Default under Section 7.1(j) of the Loan Agreement arising as a result of the change in the constitution of the Board of Directors of Hanover as set forth in the Series C Participating Preferred Recapitalization Agreement.

           (b) Lender has not waived, is not by this Amendment waiving, and has no intention of waiving, any Event of Default which may have occurred on or prior to the date hereof, whether or not continuing on the date hereof, or which may occur after the date hereof (whether the same or similar to the Event of Default referred to in Section 7(a) above or otherwise), other than the Event of Default referred to in Section 7(a) above (subject to the terms and conditions set forth herein). The foregoing waiver shall not be construed as a bar to or a waiver of any other or further Event of Default on any future occasion, whether similar in kind or otherwise and shall not constitute a waiver, express or implied, of any of the rights and remedies of Lender arising under the terms of the Loan Agreement or any other Financing Agreements on any future occasion or otherwise.

         8. Effect of Certain Amendments to Financing Agreements.

           (a) Solely in connection with the right of Hanover to redeem, repurchase or retire the Series C Participating Preferred Stock as set forth in
Section 2 hereof, Lender agrees that any amendment or modification to the Loan Agreement and the other Financing Agreements after the date hereof that amends or modifies the definitions contained in Section 1 hereof, the definitions contained in Section 1 of the Nineteenth Amendment to Loan Agreement, the terms and conditions in respect of any redemptions of the Series C Participating Preferred Agreements set forth in Section 2 hereof, the terms and conditions of any Asset Sales set forth in Section 3 of the Nineteenth Amendment to Loan Agreement, the terms and conditions of the application of the proceeds of Asset Sales set forth in Section 3 hereof, and the terms and conditions of the adjustments to the lending formulas set forth in Sections 5, 6, 7 and 8 of the Nineteenth Amendment to Loan Agreement shall not apply to any rights of Hanover in respect of any redemption, repurchase, or retirement of the Series C Participating Preferred Stock permitted in this Amendment as in effect on the date hereof to the extent that any such amendment or modification would have the effect of making the conditions to the right of Hanover to redeem, repurchase or retire the Series C Participating Preferred Stock less favorable to the holders of the Series C Participating Preferred Stock than the terms as in effect on the date hereof.

           (b) Except as set forth in Section 7(a) hereof, nothing contained herein shall in any way limit or affect Lender's right to amend, modify, supplement, extend, renew, restate or replace any of the provisions of the Financing Agreements or the exercise of Lender's rights or remedies in accordance with the Financing Agreements, applicable law or otherwise. Lender is agreeing to the terms of this Section 6 solely as an accommodation to Borrowers and Guarantors and no other Person shall be, or be deemed to be a third party beneficiary of the provisions of this Amendment.

         9. Fees. In addition to all other fees, charges, interest and expenses payable by Borrowers to Lender under the Loan Agreement and the other Financing Agreements, Borrowers shall pay to Lender the following additional fees:

           (a) Borrowers shall pay to Lender, contemporaneously herewith, a closing fee in the amount of $100,000, which fee is fully earned as of the date hereof and may be charged into the loan account(s) of any Borrower.

           (b) Tranche B Term Loan Borrowers shall pay to Lender, contemporaneously herewith, a closing fee in the amount of $50,000, which fee is fully earned as of the date hereof and may be charged into the loan account(s) of any Tranche B Term Loan Borrower.

         10. Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

           (a) This Amendment and each other agreement or instrument to be executed and delivered by each Borrower or Guarantor hereunder have been duly authorized, executed and delivered by all necessary action on the part of each of Borrower and each Guarantor which is a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Borrower and Guarantor, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each Borrower and Guarantor, as the case may be, enforceable against them in accordance with their terms.

           (b) No action of, or filing with, or consent of any governmental or public body or authority, and no consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and each other agreement or instrument to be executed and delivered pursuant to this Amendment, other than the consent of the American Stock Exchange.

           (c) Neither the execution and delivery of this Agreement or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof (i) has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (ii) does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or (iii) does or shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor.

           (d) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

           (e) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing, except as set forth in Section 7(a) hereof.

           (f) Any event of default or default under any of the Series C Preferred Participating Preferred Agreements shall constitute an Event of Default under the Financing Agreements.

         11. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

           (a) Lender shall have received a photocopy of an executed original or executed original counterparts of this Amendment by facsimile (with the originals to be delivered within five (5) Banking Days after the date hereof), as the case may be, duly authorized, executed and delivered by Borrowers and Guarantors;

           (b) Lender shall have received, in form and substance satisfactory to Lender, Secretary's or Assistant Secretary's Certificates of Directors' Resolutions with Shareholders' Consent evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Borrowers and Guarantors that are corporations of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment; and

           (c) each of Borrowers and Guarantors shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

         12. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

         13. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

         14. Governing Law. The validity, interpretation and enforcement of this Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

         15. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         16. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.


                                     CONGRESS FINANCIAL CORPORATION

                                     By:     /s/ Eric Storz
                                        ----------------------------------------
                                     Title:  AVP
                                           -------------------------------------

                                     BRAWN OF CALIFORNIA, INC.

                                     By:     /s/ Steven Seymour
                                        ----------------------------------------
                                     Name:   Steven Seymour
                                          --------------------------------------
                                     Title:  President
                                           -------------------------------------

                                     GUMP'S BY MAIL, INC.

                                     By:     /s/ Jed Pogran
                                        ----------------------------------------
                                     Name:   Jed Pogran
                                          --------------------------------------
                                     Title:  President
                                           -------------------------------------

                                     GUMP'S CORP.

                                     By:     /s/ Jed Pogran
                                        ----------------------------------------
                                     Name:   Jed Pogran
                                          --------------------------------------
                                     Title:  President
                                           -------------------------------------

                                     HANOVER REALTY, INC.

                                     By:     /s/ Doug Mitchell
                                        ----------------------------------------
                                     Name:   Doug Mitchell
                                          --------------------------------------
                                     Title:  President
                                           -------------------------------------

                                     THE COMPANY STORE FACTORY, INC.

                                     By:     /s/ David Pipkorn
                                        ----------------------------------------
                                     Name:   David Pipkorn
                                          --------------------------------------
                                     Title:  President
                                           -------------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                     THE COMPANY OFFICE, INC.

                                     By:    /s/ David Pipkorn
                                        ----------------------------------------
                                     Name:  David Pipkorn
                                          --------------------------------------
                                     Title: President
                                           -------------------------------------

                                     SILHOUETTES, LLC

                                     By:    /s/ Charles E. Blue
                                        ----------------------------------------
                                     Name:  Charles E. Blue
                                          --------------------------------------
                                     Title: President
                                           -------------------------------------

                                     HANOVER COMPANY STORE, LLC

                                     By:    /s/ Charles E. Blue
                                        ----------------------------------------
                                     Name:  Charles E. Blue
                                          --------------------------------------
                                     Title: President
                                           -------------------------------------

                                     DOMESTICATIONS, LLC

                                     By:    /s/ Charles E. Blue
                                        ----------------------------------------
                                     Name:  Charles E. Blue
                                          --------------------------------------
                                     Title: Vice President
                                           -------------------------------------

                                     KEYSTONE INTERNET SERVICES, LLC

                                     By:    /s/ Charles E. Blue
                                        ----------------------------------------
                                     Name:  Charles E. Blue
                                          --------------------------------------
                                     Title: Vice President
                                           -------------------------------------

                                     THE COMPANY STORE GROUP, LLC

                                     By:    /s/ Charles E. Blue
                                        ----------------------------------------
                                     Name:  Charles E. Blue
                                          --------------------------------------
                                     Title: President
                                           -------------------------------------

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


By their signatures below, the undersigned Guarantors acknowledge and agree to be bound by the applicable provisions of this Amendment:

HANOVER DIRECT, INC.

By:      /s/ Charles E. Blue
   ----------------------------------------
Name:    Charles E. Blue
     --------------------------------------
Title:   Senior Vice President and
         Chief Financial Officer
      -------------------------------------

HANOVER HOME FASHIONS GROUP, LLC

By:      /s/ Charles E. Blue
   ----------------------------------------
Name:    Charles E. Blue
     --------------------------------------
Title:   Vice President
      -------------------------------------

CLEARANCE WORLD OUTLETS, LLC

By:      /s/ Charles E. Blue
   ----------------------------------------
Name:    Charles E. Blue
     --------------------------------------
Title:   President
      -------------------------------------

SCANDIA DOWN, LLC

By:      /s/ David Pipkorn
   ----------------------------------------
Name:    David Pipkorn
     --------------------------------------
Title:   President
      -------------------------------------

LA CROSSE FULFILLMENT, LLC

By:      /s/ Charles E. Blue
   ----------------------------------------
Name:    Charles E. Blue
     --------------------------------------
Title:   President
      -------------------------------------

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


D.M. ADVERTISING, LLC

By:     /s/ Charles E. Blue
   ----------------------------------------
Name:   Charles E. Blue
     --------------------------------------
Title:  President
      -------------------------------------

AMERICAN DOWN & TEXTILE, LLC

By:     /s/ David Pipkorn
   ----------------------------------------
Name:   David Pipkorn
     --------------------------------------
Title:  President
      -------------------------------------

HANOVER GIFTS, INC.

By:     /s/ Doug Mitchell
   ----------------------------------------
Name:   Doug Mitchell
     --------------------------------------
Title:  President
      -------------------------------------